EXHIBIT 99.1

Contact:	Susan E. Moss
Investor Relations
(502) 596-6569

KINDRED HEALTHCARE REPORTS SECOND QUARTER 2015 RESULTS

Core Diluted EPS from Continuing Operations of $0.39(1) in the Second Quarter

GAAP EPS from Continuing Operations of $0.25 in the Second Quarter Reflects Costs of

$0.14 Per Share Related to Transaction, Integration, Litigation and Other Restructuring Initiatives

Second Quarter Consolidated Revenue Growth of 45% and Core EBITDAR Growth of 49%(1)

Acquisition Integration and Synergy Realization Goals On Schedule

Reaffirms 2015 Revenue, Core EBITDAR, and Adjusted Core EPS Guidance

Raises 2015 Core EPS Guidance to $1.25 to $1.45 Per Diluted Share

LOUISVILLE, Ky. (August 5, 2015) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced its operating results for the second quarter ended June 30, 2015.

Benjamin A. Breier, President and Chief Executive Officer of the Company, commented, “We are pleased to report a solid second quarter that represents our first full quarter of combined operations since completing the Gentiva Health Services, Inc. (“Gentiva”) and Centerre Healthcare Corporation (“Centerre”) acquisitions earlier this year. We made substantial progress on our integration and synergy initiatives for Gentiva and Centerre and expect to continue that positive momentum into the third quarter. The operating and financial performance of both of these businesses has exceeded our expectations and further strengthened our ability to deliver outstanding patient care across the Company.”

All financial and statistical information included in this press release reflects the continuing operations of the Company’s businesses for all periods presented unless otherwise indicated. The acquisitions of Gentiva and Centerre have been included in the operating results presented since the date of acquisition.

Second Quarter Consolidated Highlights(1):

•	Consolidated revenues increased 45.4% to $1.83 billion and earnings before interest, income taxes, depreciation, amortization, rent and certain charges (“core EBITDAR”) increased 48.9% to $262 million, each as compared to the same period last year

•	Core diluted EPS from continuing operations was $0.39 and adjusted core diluted EPS from continuing operations was $0.51 based upon 86.4 million weighted average diluted shares, an improvement as compared to core diluted EPS of $0.35 and adjusted core diluted EPS of $0.50 for the same period a year ago based upon 53.8 million weighted average diluted shares

•	The Company generated significant core operating cash flows of $98 million compared to $1 million for the same period a year ago; core free cash flows were $73 million compared to a core free cash flow deficit of $23 million in the second quarter of 2014

•	The Kindred Board of Directors declared a regular quarterly cash dividend of $0.12 per share on the Company’s common stock payable on September 4, 2015

(1)	See reconciliation of core results to generally accepted accounting principles (“GAAP”) results beginning on page 11.

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680 South Fourth Street     Louisville, Kentucky 40202

502.596.7300      www.kindredhealthcare.com

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

Second Quarter Segment Highlights(1):

Kindred’s Hospital Division (“HD”) revenues increased 2.4% over the prior year to $627 million in the second quarter of 2015 driven primarily by growth in revenue per admission of 5.5%. Admissions in the quarter declined 2.6% on a same-hospital basis over the prior year. HD’s core EBITDAR contribution remained unchanged at $132 million, due to effective cost controls that kept cost per patient day growth under 1.0%. HD continues to make solid progress in its preparations for the implementation of the new long-term acute care hospital criteria, which has an initial effective date for the Company of September 1, 2016.

Kindred at Home (“KAH”) revenues and core EBITDAR grew to $606 million and $101 million, respectively, for the quarter. The home health operations achieved solid growth during the second quarter of 2015, with episodic admissions increasing 6.5% and revenues increasing 7.6% to $360 million, both over the prior year on a combined basis. The hospice segment generated $178 million of revenues, continuing its growth trajectory with a 2% sequential growth in average daily census.

Kindred Rehabilitation Services (“KRS”) revenues grew 11.7% to $389 million and core EBITDAR contribution grew 29.8% to $59 million. The hospital-based rehabilitation services segment, which includes Kindred’s freestanding inpatient rehabilitation facilities (“IRF”), experienced strong revenue growth of $58 million or 60.6% over the prior year, due to the successful Centerre acquisition, and achieved core EBITDAR margin improvement from 27.1% to 29.2%. The skilled nursing rehabilitation services segment (“RHB”) experienced a 6.7% revenue reduction from the prior year primarily due to contract losses in the first quarter. RHB had additional contract losses in the second quarter, but these moderated compared to the levels in the first quarter of 2015.

Kindred’s Nursing Center Division (“NCD”) had an outstanding quarter, reporting revenue and admissions growth of 3.6% and 2.2%, respectively, over the prior year. NCD core EBITDAR increased 4.8% over the prior year to $41 million based upon improved revenue, rates and admissions compared to the prior year.

Mr. Breier commented, “While we are pleased with the operational and clinical performance of each of our business segments, we are even more encouraged by how these businesses are coming together to deliver a coordinated continuum of care that enables population-based delivery models in a value-based reimbursement system. With the integrated markets we serve, and the diversity of services we deploy today, we are able to deliver quality care in the right setting, at the right time and at the right cost. We believe that this network is one that will be increasingly valued by payors and patients alike.”

2015 Outlook

Kindred today reaffirmed its previously provided estimates for 2015 financial results and raised its core earnings per share guidance for 2015. (2) Kindred now expects:

•	2015 annual revenues of approximately $7.2 billion

•	Core EBITDAR of approximately $1.0 billion to $1.05 billion (3)

•	Adjusted core earnings of $1.70 to $1.90 per diluted share(4)(5)

•	Kindred raised its core earnings expectations to $1.25 to $1.45 per diluted share (4) compared to its prior expectations of $1.20 to $1.40 per diluted share.

For the third quarter of 2015, the Company expects core diluted earnings per share from continuing operations to approximate $0.18 to $0.28 and adjusted core diluted earnings per share from continuing operations to approximate $0.30 to $0.40.

(1)	See reconciliation of core results to GAAP results beginning on page 11.
(2)	Guidance includes Gentiva for eleven months and Centerre for the full year.
(3)	Includes $35 million from Gentiva synergies expected to be realized in 2015.
(4)	The earnings per share estimate is based upon an estimated weighted average annual diluted share count for 2015 of 86 million shares. The estimated annual diluted share count for 2015 includes approximately 3.5 million shares of common stock issued in February and May to holders of 80,621 tangible equity units that elected early conversion settlements.
(5)	Adjusted core earnings per diluted share is calculated by excluding non-cash expenses, net of the income tax benefit, related to amortization of intangible assets, stock-based compensation and deferred financing costs, from core income from continuing operations. The estimated non-cash expenses for 2015 total approximately $66 million ($40 million net of income taxes) or approximately $0.45 per diluted share.

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

Stephen D. Farber, Executive Vice President and Chief Financial Officer, commented, “We have significantly progressed our Gentiva and Centerre integration efforts over the quarter. We are on track both operationally and financially for the year, including our goal to realize $35 million of synergy contribution in 2015. Our cash flow performance in the quarter was markedly improved over the prior year, and we continue to make progress with our leverage profile while investing in our businesses and returning significant capital to shareholders through our quarterly cash dividends.”

The guidance excludes transaction costs, pre-closing financing costs and post-closing integration costs associated with the acquisitions of Gentiva and Centerre, the effect of reimbursement changes, debt refinancing costs, severance, retirement, retention and restructuring costs, litigation and related contingency expense (including the $95 million loss contingency reserve accrued during the first quarter of 2015 related to the previously disclosed investigation into a therapy services company acquired by Kindred in 2011), other transaction costs, any further acquisitions or divestitures, any impairment charges, any further issuances of common stock or any repurchases of common stock.

Quarterly Cash Dividend

The Company announced that its Board of Directors has approved the payment of the regular quarterly cash dividend of $0.12 per share of common stock to be paid on September 4, 2015 to shareholders of record as of the close of business on August 19, 2015.

Conference Call

As previously announced, investors and the general public may access a live webcast of the second quarter 2015 conference call through a link on the Company’s website at http://investors.kindredhealthcare.com. The conference call will be held on August 6 at 10:00 a.m. (Eastern Time).

A telephone replay of the conference call will become available at approximately 1:00 p.m. on August 6 by dialing (719) 457-0820, access code: 5256358. The replay will be available through August 16.

Forward-Looking Statements and Non-GAAP Reconciliations

See page 10 for important disclosures regarding our forward-looking statements and the non-GAAP financial reconciliations that follow.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-85 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $7.2 billion(1). At June 30, 2015, Kindred through its subsidiaries had approximately 103,700 employees providing healthcare services in 2,730 locations in 47 states, including 96 transitional care hospitals, 16 inpatient rehabilitation hospitals, 90 nursing centers, 21 sub-acute units, 656 Kindred at Home home health, hospice and non-medical home care sites of service, 99 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,752 non-affiliated sites of service. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

(1)	Revenues were computed by combining the twelve months ended December 31, 2014 data for Kindred, Gentiva and Centerre.

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

Revenues	$1,833,475	$1,261,397	$3,509,442	$2,534,007

Salaries, wages and benefits	935,687	606,095	1,782,780	1,224,789
Supplies	98,237	71,585	191,508	144,550
Rent	96,402	77,699	188,542	156,229
Other operating expenses	212,117	172,674	409,844	342,204
General and administrative expenses	334,805	244,746	740,907	476,018
Other income	(569)	(122)	(1,049)	(334)
Litigation contingency expense	3,925	4,600	98,925	4,600
Impairment charges	—	—	6,726	—
Depreciation and amortization	38,625	39,172	77,560	78,264
Interest expense	57,170	80,530	119,688	106,329
Investment income	(1,030)	(2,449)	(1,771)	(2,631)

	1,775,369	1,294,530	3,613,660	2,530,018

Income (loss) from continuing operations before income taxes	58,106	(33,133)	(104,218)	3,989
Provision (benefit) for income taxes	24,396	(12,683)	(3,340)	1,512

Income (loss) from continuing operations	33,710	(20,450)	(100,878)	2,477
Discontinued operations, net of income taxes:
Loss from operations	(589)	(8,768)	(4,013)	(16,210)
Gain (loss) on divestiture of operations	983	(2,018)	983	(5,024)

Income (loss) from discontinued operations	394	(10,786)	(3,030)	(21,234)

Net income (loss)	34,104	(31,236)	(103,908)	(18,757)
(Earnings) loss attributable to noncontrolling interests:
Continuing operations	(11,735)	(4,828)	(20,582)	(9,357)
Discontinued operations	2	253	31	323

	(11,733)	(4,575)	(20,551)	(9,034)

Income (loss) attributable to Kindred	$22,371	$(35,811)	$(124,459)	$(27,791)

Amounts attributable to Kindred stockholders:
Income (loss) from continuing operations	$21,975	$(25,278)	$(121,460)	$(6,880)
Income (loss) from discontinued operations	396	(10,533)	(2,999)	(20,911)

Net income (loss)	$22,371	$(35,811)	$(124,459)	$(27,791)

Earnings (loss) per common share:
Basic:
Income (loss) from continuing operations	$0.25	$(0.47)	$(1.47)	$(0.13)
Discontinued operations:
Loss from operations	(0.01)	(0.16)	(0.05)	(0.30)
Gain (loss) on divestiture of operations	0.01	(0.04)	0.01	(0.09)

Income (loss) from discontinued operations	—	(0.20)	(0.04)	(0.39)

Net income (loss)	$0.25	$(0.67)	$(1.51)	$(0.52)

Diluted:
Income (loss) from continuing operations	$0.25	$(0.47)	$(1.47)	$(0.13)
Discontinued operations:
Loss from operations	(0.01)	(0.16)	(0.05)	(0.30)
Gain (loss) on divestiture of operations	0.01	(0.04)	0.01	(0.09)

Income (loss) from discontinued operations	—	(0.20)	(0.04)	(0.39)

Net income (loss)	$0.25	$(0.67)	$(1.51)	$(0.52)

Shares used in computing earnings (loss) per common share:
Basic	86,045	53,714	82,828	53,180
Diluted	86,402	53,714	82,828	53,180
Cash dividends declared and paid per common share	$0.12	$0.12	$0.24	$0.24

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Balance Sheet

(Unaudited)

(In thousands, except per share amounts)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$119,536	$164,188
Insurance subsidiary investments	104,534	99,951
Accounts receivable less allowance for loss	1,253,218	944,219
Inventories	27,120	25,702
Deferred tax assets	92,786	82,391
Income taxes	15,996	8,575
Interest deposit on senior unsecured notes held in escrow	—	23,438
Other	78,172	41,598

	1,691,362	1,390,062

Property and equipment	2,084,349	1,978,153
Accumulated depreciation	(1,134,817)	(1,076,049)

	949,532	902,104

Goodwill	2,643,328	997,597
Intangible assets less accumulated amortization	799,902	400,700
Assets held for sale	2,384	3,475
Insurance subsidiary investments	198,410	166,045
Deferred tax assets	—	11,174
Proceeds from senior unsecured notes held in escrow	—	1,350,000
Acquisition deposit	—	195,000
Other	321,009	236,807

Total assets	$6,605,927	$5,652,964

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$183,843	$175,725
Salaries, wages and other compensation	467,693	358,857
Due to third party payors	44,490	43,957
Professional liability risks	61,550	64,137
Other accrued liabilities	347,230	189,980
Long-term debt due within one year	32,354	24,607

	1,137,160	857,263

Long-term debt	3,222,443	2,852,531
Professional liability risks	267,503	243,614
Deferred tax liabilities	8,422	—
Deferred credits and other liabilities	298,124	213,584

Equity:
Stockholders’ equity:
Common stock, $0.25 par value; authorized 175,000 shares; issued 83,693 shares - June 30, 2015 and 69,977 shares - December 31, 2014	20,923	17,494
Capital in excess of par value	1,747,585	1,586,692
Accumulated other comprehensive loss	(3,211)	(2,551)
Accumulated deficit	(286,357)	(159,768)

	1,478,940	1,441,867
Noncontrolling interests	193,335	44,105

Total equity	1,672,275	1,485,972

Total liabilities and equity	$6,605,927	$5,652,964

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Cash flows from operating activities:
Net income (loss)	$34,104	$(31,236)	$(103,908)	$(18,757)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	38,849	40,922	77,926	82,226
Amortization of stock-based compensation costs	6,746	6,378	12,570	8,963
Amortization of deferred financing costs	3,539	16,832	6,601	19,229
Payment of capitalized lender fees related to debt issuance	—	(19,125)	(28,012)	(19,125)
Provision for doubtful accounts	10,511	12,133	18,803	20,893
Deferred income taxes	21,130	17,528	(4,450)	21,503
Impairment charges	—	220	6,726	664
(Gain) loss on divestiture of discontinued operations	(983)	2,018	(983)	5,024
Other	4,975	70	6,972	2,114
Change in operating assets and liabilities:
Accounts receivable	(7,733)	(41,066)	(39,389)	(112,895)
Inventories and other assets	(17,608)	(3,769)	35,414	(9,987)
Accounts payable	(12,900)	(5,425)	(12,435)	(18,877)
Income taxes	1,923	(40,476)	(3,845)	(11,063)
Due to third party payors	(3,554)	(12,354)	(18,973)	(14,367)
Other accrued liabilities	21,380	7,387	7,760	(21,262)

Net cash provided by (used in) operating activities	100,379	(49,963)	(39,223)	(65,717)

Cash flows from investing activities:
Routine capital expenditures	(24,500)	(24,485)	(45,269)	(46,162)
Development capital expenditures	(518)	(372)	(6,306)	(1,123)
Acquisitions, net of cash acquired	(2,684)	(1,383)	(661,755)	(24,098)
Acquisition deposit	—	—	195,000	—
Sale of assets	2,229	8,927	3,177	13,961
Proceeds from senior unsecured notes offering held in escrow	—	—	1,350,000	—
Interest in escrow for senior unsecured notes	—	—	23,438	—
Purchase of insurance subsidiary investments	(16,911)	(13,179)	(42,829)	(23,293)
Sale of insurance subsidiary investments	12,764	17,758	34,793	26,520
Net change in insurance subsidiary cash and cash equivalents	(5,205)	(4,957)	(5,763)	(11,556)
Change in other investments	175	70	199	710
Other	(798)	17	(793)	(534)

Net cash provided by (used in) investing activities	(35,448)	(17,604)	843,892	(65,575)

Cash flows from financing activities:
Proceeds from borrowings under revolving credit	347,700	648,315	1,155,150	1,157,015
Repayment of borrowings under revolving credit	(360,100)	(943,715)	(970,150)	(1,369,515)
Proceeds from issuance of term loan, net of discount	—	997,500	199,000	997,500
Proceeds from issuance of senior unsecured notes	—	500,000	—	500,000
Repayment of Gentiva debt	—	—	(1,177,363)	—
Repayment of senior unsecured notes	—	(550,000)	—	(550,000)
Repayment of term loan	(6,005)	(781,594)	(6,005)	(783,563)
Repayment of other long-term debt	(459)	(67)	(900)	(157)
Payment of deferred financing costs	(445)	(2,378)	(2,983)	(2,648)
Equity offering, net of offering costs	—	203,977	—	203,977
Issuance of common stock in connection with employee benefit plans	139	883	205	4,687
Payment of costs associated with issuance of common stock and tangible equity units	—	—	(915)	—
Payment of dividend for mandatory redeemable preferred stock	(2,654)	—	(5,432)	—
Dividends paid	(10,027)	(6,572)	(20,002)	(13,086)
Distributions to noncontrolling interests	(10,119)	(2,662)	(21,138)	(5,595)
Other	50	248	1,212	2,121

Net cash provided by (used in) financing activities	(41,920)	63,935	(849,321)	140,736

Change in cash and cash equivalents	23,011	(3,632)	(44,652)	9,444
Cash and cash equivalents at beginning of period	96,525	49,048	164,188	35,972

Cash and cash equivalents at end of period	$119,536	$45,416	$119,536	$45,416

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated and Business Segment Data (a)

(Unaudited)

(In thousands, except per share amounts)

							Second quarter % change v. prior year
	2014 Quarters				2015 Quarters
	First	Second	Third	Fourth	First	Second
Consolidated income statement data:
Revenues	$1,272,610	$1,261,397	$1,228,918	$1,264,674	$1,675,967	$1,833,475	45.4
Core EBITDAR	$181,044	$175,865	$157,218	$170,088	$234,211	$261,800	48.9
Rent	78,530	77,452	77,643	79,167	91,199	95,528	23.3

Core EBITDA	102,514	98,413	79,575	90,921	143,012	166,272	69.0
Depreciation and amortization	39,092	39,172	38,748	38,558	38,935	38,625	(1.4)
Interest, net	25,617	21,438	22,171	21,857	44,346	56,140	161.9

Income from continuing operations before income taxes	37,805	37,803	18,656	30,506	59,731	71,507	89.2
Provision for income taxes	14,445	13,612	6,168	8,471	22,466	25,721	89.0

Income from continuing operations	23,360	24,191	12,488	22,035	37,265	45,786	89.3
Noncontrolling interests	(4,529)	(4,828)	(4,372)	(5,143)	(8,847)	(11,735)	143.1

Net income attributable to Kindred	$18,831	$19,363	$8,116	$16,892	$28,418	$34,051	75.9

Core EPS	$0.35	$0.35	$0.13	$0.26	$0.34	$0.39	11.4
Adjusted Core EPS	$0.46	$0.50	$0.20	$0.38	$0.43	$0.51	2.0
Diluted shares	52,711	53,792	62,902	63,163	82,422	86,402	60.6
Revenues by segment:
Hospital division	$627,245	$612,517	$591,121	$619,185	$640,483	$627,206	2.4
Kindred at Home:
Home health	74,791	75,502	74,026	74,588	300,867	427,820	466.6
Hospice	12,913	12,484	12,160	12,538	119,057	178,005	1,325.9

	87,704	87,986	86,186	87,126	419,924	605,825	588.5
Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	93,177	94,963	93,139	92,922	151,564	152,544	60.6
RehabCare	253,943	253,694	246,732	252,667	252,595	236,791	(6.7)

	347,120	348,657	339,871	345,589	404,159	389,335	11.7
Nursing center division	262,590	264,437	263,897	271,625	274,308	273,870	3.6

	1,324,659	1,313,597	1,281,075	1,323,525	1,738,874	1,896,236	44.4
Eliminations	(52,049)	(52,200)	(52,157)	(58,851)	(62,907)	(62,761)	20.2

	$1,272,610	$1,261,397	$1,228,918	$1,264,674	$1,675,967	$1,833,475	45.4

Core EBITDAR by segment:
Hospital division	$139,505	$131,990	$117,604	$134,791	$134,786	$131,532	(0.3)
Kindred at Home:
Home health	2,845	5,769	5,961	7,398	46,798	72,917	1,163.9
Hospice	1,852	2,139	1,149	524	16,996	27,887	1,203.7

	4,697	7,908	7,110	7,922	63,794	100,804	1,174.7
Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	25,710	25,742	24,887	23,884	44,564	44,531	73.0
RehabCare	18,016	19,863	17,080	16,029	16,493	14,681	(26.1)

	43,726	45,605	41,967	39,913	61,057	59,212	29.8
Nursing center division	37,572	38,614	35,920	38,810	36,963	40,461	4.8
Support center	(44,456)	(48,252)	(45,383)	(51,348)	(62,389)	(70,209)	45.5

	$181,044	$175,865	$157,218	$170,088	$234,211	$261,800	48.9

Core EBITDAR margin by segment:
Hospital division	22.2	21.5	19.9	21.8	21.0	21.0	(2.3)
Kindred at Home:
Home health	3.8	7.6	8.1	9.9	15.6	17.0	123.7
Hospice	14.3	17.1	9.4	4.2	14.3	15.7	(8.2)
Kindred at Home	5.4	9.0	8.2	9.1	15.2	16.6	84.4
Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	27.6	27.1	26.7	25.7	29.4	29.2	7.7
RehabCare	7.1	7.8	6.9	6.3	6.5	6.2	(20.5)
Kindred Rehabilitation Services	12.6	13.1	12.3	11.5	15.1	15.2	16.0
Nursing center division	14.3	14.6	13.6	14.3	13.5	14.8	1.4
Consolidated	14.2	13.9	12.8	13.4	14.0	14.3	2.9

(a)	See reconciliation of core and adjusted results to GAAP results beginning on page 11.

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Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated and Business Segment Data (Continued)

(Unaudited)

							Second quarter % change v. prior year
	2014 Quarters				2015 Quarters
	First	Second	Third	Fourth	First	Second
Hospital division:
End of period data:
Number of transitional care hospitals	97	97	97	97	97	96
Number of licensed beds	7,145	7,145	7,145	7,147	7,147	7,124
Revenue mix %:
Medicare	59.8	58.2	57.0	57.0	56.8	55.2
Medicaid	6.6	6.8	6.9	6.0	5.5	5.3
Medicare Advantage	11.4	11.2	10.5	10.5	11.9	11.6
Medicaid Managed	2.4	3.0	3.8	4.5	4.7	5.6
Commercial insurance and other	19.8	20.8	21.8	22.0	21.1	22.3
Admissions:
Medicare	9,038	8,555	8,460	8,525	8,775	8,267	(3.4)
Medicaid	819	896	805	750	610	610	(31.9)
Medicare Advantage	1,435	1,389	1,250	1,359	1,555	1,352	(2.7)
Medicaid Managed	317	381	511	572	643	675	77.2
Commercial insurance and other	1,914	1,885	1,703	1,696	1,868	1,815	(3.7)

	13,523	13,106	12,729	12,902	13,451	12,719	(3.0)

Patient days:
Medicare	230,350	220,035	213,170	220,548	228,483	218,577	(0.7)
Medicaid	32,712	32,619	30,480	30,454	28,663	25,213	(22.7)
Medicare Advantage	44,025	43,027	39,938	41,260	48,448	44,740	4.0
Medicaid Managed	10,733	13,191	16,556	20,000	22,013	24,833	88.3
Commercial insurance and other	59,567	59,293	57,486	59,295	62,241	62,922	6.1

	377,387	368,165	357,630	371,557	389,848	376,285	2.2

Average length of stay:
Medicare	25.5	25.7	25.2	25.9	26.0	26.4	2.7
Medicaid	39.9	36.4	37.9	40.6	47.0	41.3	13.5
Medicare Advantage	30.7	31.0	32.0	30.4	31.2	33.1	6.8
Medicaid Managed	33.9	34.6	32.4	35.0	34.2	36.8	6.4
Commercial insurance and other	31.1	31.5	33.8	35.0	33.3	34.7	10.2
Weighted average	27.9	28.1	28.1	28.8	29.0	29.6	5.3
Revenues per admission:
Medicare	$41,492	$41,670	$39,828	$41,425	$41,483	$41,892	0.5
Medicaid	50,894	46,106	50,344	49,760	57,594	54,795	18.8
Medicare Advantage	49,666	49,352	49,814	47,756	48,908	53,578	8.6
Medicaid Managed	47,803	48,814	44,321	48,691	46,740	51,950	6.4
Commercial insurance and other	64,858	67,679	75,591	80,167	72,395	77,110	13.9
Weighted average	46,384	46,736	46,439	47,991	47,616	49,312	5.5
Revenues per patient day:
Medicare	$1,628	$1,620	$1,581	$1,601	$1,593	$1,584	(2.2)
Medicaid	1,274	1,266	1,330	1,225	1,226	1,326	4.7
Medicare Advantage	1,619	1,593	1,559	1,573	1,570	1,619	1.6
Medicaid Managed	1,412	1,410	1,368	1,393	1,365	1,412	0.1
Commercial insurance and other	2,084	2,152	2,239	2,293	2,173	2,224	3.3
Weighted average	1,662	1,664	1,653	1,666	1,643	1,667	0.2
Medicare case mix index (discharged patients only)	1.173	1.182	1.157	1.139	1.166	1.163	(1.6)
Average daily census	4,193	4,046	3,887	4,039	4,332	4,135	2.2
Occupancy %	67.3	64.6	62.1	64.5	69.2	66.1	2.3

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated and Business Segment Data (Continued)

(Unaudited)

							Second quarter % change v. prior year
	2014 Quarters				2015 Quarters
	First	Second	Third	Fourth	First	Second
Kindred at Home (data combined to include Kindred and Gentiva for each historical period):
Home Health:
Sites of service (at end of period)	447	440	439	427	415	411
Revenue mix %:
Medicare	81.8	81.5	80.7	80.7	80.9	80.4
Medicaid	2.7	2.6	2.4	2.2	2.1	2.1
Commercial and other	9.1	9.0	8.9	6.7	7.3	7.9
Commercial paid at episodic rates	6.4	6.9	8.0	10.4	9.7	9.6
Episodic revenues ($ 000s)	$281,226	$294,208	$292,675	$305,668	$308,317	$324,027	10.1
Total episodic admissions	65,077	63,676	65,049	65,183	69,936	67,808	6.5
Medicare episodic admissions	59,248	58,140	57,921	57,372	61,186	59,394	2.2
Total episodes	103,758	103,689	105,906	106,708	110,980	109,599	5.7
Episodes per admission	1.59	1.63	1.63	1.64	1.59	1.62	(0.6)
Revenue per episode	$2,710	$2,837	$2,764	$2,865	$2,778	$2,956	4.2
Hospice:
Sites of service (at end of period)	216	200	199	193	190	185
Admissions	13,807	12,751	12,088	12,151	13,164	12,574	(1.4)
Average length of stay	103	106	103	103	95	93	(12.3)
Patient days	1,252,787	1,251,301	1,236,792	1,215,209	1,150,841	1,190,604	(4.9)
Revenue per patient day	$150	$148	$149	$154	$151	$150	1.4
Average daily census	13,920	13,751	13,443	13,209	12,787	13,084	(4.9)
Community Care and other revenues (included in Home Health business segment)	$66,732	$66,372	$67,390	$67,621	$65,530	$67,647	1.9

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services:
Freestanding IRFs:
End of period data:
Number of IRFs	5	5	5	5	16	16
Number of licensed beds	215	215	215	215	829	829
Discharges (a)	1,053	1,121	1,004	1,046	3,806	3,927	250.3
Occupancy % (a)	71.6	71.6	68.5	69.6	73.2	71.5	(0.1)
Average length of stay (a)	13.2	12.5	13.5	13.2	13.7	13.1	4.8
Revenue per discharge (a)	$18,246	$17,519	$18,259	$17,039	$19,517	$19,325	10.3
Contract services:
Sites of service (at end of period):
Inpatient rehabilitation units	105	104	102	100	100	99
LTAC hospitals	121	118	117	117	120	120
Sub-acute units	10	9	10	10	8	8
Outpatient units	143	143	139	138	138	139

	379	374	368	365	366	366

Revenue per site	$195,157	$201,400	$203,284	$205,749	$211,151	$209,436	4.0

RehabCare:
Sites of service (at end of period)	1,851	1,863	1,896	1,935	1,829	1,789
Revenue per site	$137,193	$136,175	$130,133	$130,576	$138,106	$132,359	(2.8)

Nursing center division:
End of period data:
Number of nursing centers	89	89	90	90	90	90
Number of licensed beds	11,503	11,491	11,575	11,535	11,535	11,535
Admissions (b)	9,789	9,621	9,746	9,616	10,376	9,831	2.2
Medicare average length of stay (b)	29.6	29.8	29.9	29.0	28.9	28.9	(3.0)
Patient days (b)	861,340	858,772	865,415	871,976	861,278	852,691	(0.7)
Revenues per patient day (b)	$305	$308	$305	$312	$319	$321	4.2
Average daily census (b)	9,570	9,437	9,407	9,478	9,570	9,370	(0.7)
Occupancy % (b)	81.7	80.7	80.1	80.5	81.3	79.6	(1.4)

(a)	Excludes non-consolidating IRF.
(b)	Excludes managed facilities.

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s acquisitions of Gentiva and Centerre (including the benefits, results and effects of such acquisitions), all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Risks and uncertainties related to the Company’s acquisitions of Gentiva and Centerre include, but are not limited to, uncertainties as to whether the acquisitions will have the accretive effect on the Company’s earnings or cash flows that it expects, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisitions, costs and difficulties related to the integration of Gentiva’s and Centerre’s businesses and operations with the Company’s businesses and operations, unexpected costs, liabilities, charges or expenses resulting from the acquisitions, adverse effects on the Company’s stock price resulting from the acquisitions, the inability to retain key personnel, and potential adverse reactions, changes to business relationships or competitive responses resulting from the acquisitions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

Non-GAAP Measurements

In addition to the results provided in accordance with GAAP, the Company has provided information in this release to compute certain non-GAAP measurements for the two quarters in 2015, four quarters in 2014 and six months ended June 30, 2015 and 2014 before certain charges or on a core and adjusted core basis. The use of these non-GAAP measures are not intended to replace the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges that are not representative of its ongoing operations due to the materiality and nature of the charges. The Company believes the presentation of adjusted core operating results, which excludes non-cash expenses related to amortization of intangible assets, stock-based compensation and deferred financing costs from core operating results, is a useful performance measure used by some investors, equity analysts and others to make informed investment decisions and for comparability to other companies that use similar measures. The Company’s earnings release also includes financial measures referred to as operating income, or EBITDAR or core EBITDAR, and earnings before interest, income taxes, depreciation and amortization (“EBITDA”). The Company’s management uses core EBITDAR or core EBITDA as meaningful measures of operational performance in addition to other measures. The Company uses core EBITDAR or core EBITDA to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes these measurements are important because securities analysts and investors use these measurements to compare the Company’s performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Operating results presented on a core and adjusted core basis and core EBITDAR or core EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. Reconciliations of the non-GAAP measurements to the GAAP measurements are included in the following pages of this press release.

Also in this press release, the Company provides the financial measures of operating cash flows and free cash flows excluding certain items, which the Company refers to as core operating cash flows and core free cash flows. The Company recognizes that operating cash flows and free cash flows excluding certain items are non-GAAP measurements and are not intended to replace the presentation of the Company’s cash flows in accordance with GAAP. The Company believes that these non-GAAP measurements provide important information to investors for comparability to other companies that use similar measures. In addition, management uses operating cash flows and free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses. The Company believes net cash flows provided by operating activities is the most comparable GAAP measure. Readers of the Company’s financial information should consider net cash flows provided by operating activities as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Operating cash flows and free cash flows excluding certain items should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. Reconciliations of net cash flows provided by operating activities to operating cash flows and free cash flows excluding certain items are included in this press release.

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results

(Unaudited)

(In thousands, except per share amounts and statistics)

In addition to the results provided in accordance with GAAP, the Company has provided information in this release to compute certain non-GAAP measurements for the three months and six months ended June 30, 2015 and 2014 before certain charges or on a core basis. The charges that were excluded from core operating results are denoted in the tables below.

The income tax benefit associated with the excluded charges was calculated using an effective income tax rate of 9.9% and 37.1% for the three months ended June 30, 2015 and 2014, respectively, and 21.9% and 37.1% for the six months ended June 30, 2015 and 2014, respectively. The difference in the effective income tax rate for both periods compared to the same prior year periods is attributable to the composition of charges that are non-deductible or the deductibility is uncertain for income tax purposes, including the litigation contingency expense.

The use of these non-GAAP measures are not intended to replace the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges for the three months and six months ended June 30, 2015 and 2014 that are not representative of its ongoing operations due to the materiality and the nature of the charges. The Company’s core operating results also represent a key performance measure for the purpose of evaluating performance internally. The Company believes the presentation of adjusted core operating results, which excludes non-cash expenses related to amortization of intangible assets, stock-based compensation and deferred financing costs from core operating results, is a performance measure used by some investors, equity analysts and others to make informed investment decisions and for comparability to other companies that use similar measures.

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Detail of charges:
Litigation contingency expense	($3,925)	($4,600)	($98,925)	($4,600)
Retirement and severance costs	—	(4,950)	(4,961)	(4,950)
Hospital and home health/hospice closings	(2,802)	—	(4,421)	—
Development project cancellation and other restructuring costs	(584)	—	(1,259)	—
Gentiva transaction and integration costs:
Professional and consulting fees	(1,931)	(2,079)	(34,065)	(2,079)
Severance and retention	(2,411)	—	(56,875)	—
Lease termination (charged to rent expense)	(203)	—	(792)	—
Pre-closing financing charges (charged to general and administrative expenses)	—	—	(6,005)	—
Pre-closing financing charges (charged to interest expense)	—	—	(17,431)	—
Trade name impairment charges	—	—	(6,726)	—
Lease termination (charged to rent expense)	(671)	(247)	(1,023)	(247)
Debt refinancing costs (charged to interest expense)	—	(56,643)	—	(56,643)
Other transaction costs	(874)	(2,417)	(2,973)	(3,100)

	(13,401)	(70,936)	(235,456)	(71,619)
Income tax benefit	1,325	26,295	51,527	26,545

Charges net of income taxes	(12,076)	(44,641)	(183,929)	(45,074)
Allocation to participating unvested restricted stockholders	211	—	—	—

Available to common stockholders	($11,865)	($44,641)	($183,929)	($45,074)

Weighted average diluted shares outstanding	86,402	53,714	82,828	53,180

Diluted loss per common share related to charges	($0.14)	($0.83)	($2.22)	($0.85)

Reconciliation of income from continuing operations before charges:
Amounts attributable to Kindred stockholders:
Income from continuing operations before charges	$34,051	$19,363	$62,469	$38,194
Charges net of income taxes	(12,076)	(44,641)	(183,929)	(45,074)

Reported income (loss) from continuing operations	$21,975	($25,278)	($121,460)	($6,880)

Reconciliation of diluted earnings per common share from continuing operations before charges:
Diluted earnings per common share before charges (a)	$0.39	$0.35	$0.73	$0.70
Charges net of income taxes	(0.14)	(0.83)	(2.22)	(0.85)
Other	—	0.01	0.02	0.02

Reported diluted earnings (loss) per common share from continuing operations	$0.25	($0.47)	($1.47)	($0.13)

Weighted average diluted shares used to compute earnings per common share from continuing operations before charges	86,402	53,792	84,560	53,255

Reconciliation of effective income tax rate before charges:
Effective income tax rate before charges	36.0%	36.0%	36.7%	37.1%
Impact of charges on effective income tax rate	6.0%	2.3%	-33.5%	0.8%

Reported effective income tax rate	42.0%	38.3%	3.2%	37.9%

(a)	For purposes of computing diluted earnings per common share before charges, income from continuing operations before charges was reduced by $0.6 million for both the three months ended June 30, 2015 and 2014, and by $1.1 million and $1.2 million for the six months ended June 30, 2015 and 2014, respectively, for the allocation of income to participating unvested restricted stockholders.

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

A reconciliation of adjusted core earnings follows:

	2014 Quarters				2015 Quarters
	First	Second	Third	Fourth	First	Second
Reconciliation of adjusted core earnings:
Income from continuing operations before charges (as calculated and reconciled to GAAP measurement on the following pages)	$18,831	$19,363	$8,116	$16,892	$28,418	$34,051
Add back non-cash expenses:
Amortization of intangible assets	5,560	5,513	5,378	5,215	6,932	7,536
Amortization of stock-based compensation costs	2,585	5,924	748	5,073	3,141	6,687
Amortization of deferred financing costs	2,397	1,950	1,982	2,044	3,062	3,539

	10,542	13,387	8,108	12,332	13,135	17,762
Income tax benefit related to non-cash expenses	4,148	5,268	3,190	4,853	5,169	6,989

Non-cash expenses, net of income taxes	6,394	8,119	4,918	7,479	7,966	10,773

Adjusted core earnings	$25,225	$27,482	$13,034	$24,371	$36,384	$44,824

Reconciliation of diluted adjusted core earnings from continuing operations:
Diluted income per common share before charges (as calculated on the following pages)	$0.35	$0.35	$0.13	$0.26	$0.34	$0.39
Non-cash expenses, net of income taxes	0.11	0.15	0.07	0.12	0.09	0.12

Diluted adjusted core earnings per common share from continuing operations	$0.46	$0.50	$0.20	$0.38	$0.43	$0.51

Weighted average diluted shares used to compute adjusted core earnings per common share	52,711	53,792	62,902	63,163	82,422	86,402

A reconciliation of combined Kindred and Gentiva home health revenues (excluding community care) for each historical period follows:

							Second quarter % change v. prior year
	2014 Quarters				2015 Quarters
	First	Second	Third	Fourth	First	Second
Kindred	$67,266	$67,830	$65,954	$66,491	$254,965	$360,173
Gentiva	253,895	267,018	266,340	275,342	87,520	—

	$321,161	$334,848	$332,294	$341,833	$342,485	$360,173	7.6

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

	Three months ended June 30, 2015
		Charges
	Before charges	Hospital and home health/hospice closings	Development project cancellation and other	Litigation contingency	Gentiva transaction and integration	Other transaction	Total	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$131,532	$(565)	$—	$—	$—	$—	$(565)	$130,967

Kindred at Home:
Home health	72,917	(588)	—	—	—	—	(588)	72,329
Hospice	27,887	(1,649)	—	—	—	—	(1,649)	26,238

	100,804	(2,237)	—	—	—	—	(2,237)	98,567

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	44,531	—	—	—	—	—	—	44,531
RehabCare	14,681	—	—	—	—	—	—	14,681

	59,212	—	—	—	—	—	—	59,212

Nursing center division	40,461	—	(584)	—	—	—	(584)	39,877

Support center	(70,209)	—	—	—	—	—	—	(70,209)
Litigation contingency expense	—	—	—	(3,925)	—	—	(3,925)	(3,925)
Transaction costs	—	—	—	—	(4,342)	(874)	(5,216)	(5,216)

Operating income (EBITDAR)	261,800	(2,802)	(584)	(3,925)	(4,342)	(874)	(12,527)	249,273
Rent	(95,528)	(671)	—	—	(203)	—	(874)	(96,402)

EBITDA	166,272	(3,473)	(584)	(3,925)	(4,545)	(874)	(13,401)	152,871
Depreciation and amortization	(38,625)	—	—	—	—	—	—	(38,625)
Interest, net	(56,140)	—	—	—	—	—	—	(56,140)

Income from continuing operations before income taxes	71,507	(3,473)	(584)	(3,925)	(4,545)	(874)	(13,401)	58,106
Provision for income taxes	25,721	(368)	(62)	(416)	(386)	(93)	(1,325)	24,396

	45,786	$(3,105)	$(522)	$(3,509)	$(4,159)	$(781)	$(12,076)	33,710

Noncontrolling interests	(11,735)							(11,735)

Net income attributable to Kindred	$34,051							$21,975

Diluted earnings per common share	$0.39							$0.25
Diluted shares used in computing earnings per common share	86,402							86,402

	Three months ended June 30, 2014
		Charges
	Before charges	Severance and other restructuring	Litigation contingency	Debt refinancing	Gentiva transaction	Other transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$131,990	$—	$—	$—	$—	$—	$—	$131,990

Kindred at Home:
Home health	5,769	(721)	—	—	—	—	(721)	5,048
Hospice	2,139	(122)	—	—	—	—	(122)	2,017

	7,908	(843)	—	—	—	—	(843)	7,065

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	25,742	(170)	—	—	—	—	(170)	25,572
RehabCare	19,863	(176)	—	—	—	—	(176)	19,687

	45,605	(346)	—	—	—	—	(346)	45,259

Nursing center division	38,614	(3,205)	—	—	—	—	(3,205)	35,409

Support center	(48,252)	(556)	—	—	—	—	(556)	(48,808)
Litigation contingency expense	—	—	(4,600)	—	—	—	(4,600)	(4,600)
Transaction costs	—	—	—	—	(2,079)	(2,417)	(4,496)	(4,496)

Operating income (EBITDAR)	175,865	(4,950)	(4,600)	—	(2,079)	(2,417)	(14,046)	161,819
Rent	(77,452)	(247)	—	—	—	—	(247)	(77,699)

EBITDA	98,413	(5,197)	(4,600)	—	(2,079)	(2,417)	(14,293)	84,120
Depreciation and amortization	(39,172)	—	—	—	—	—	—	(39,172)
Interest, net	(21,438)	—	—	(56,643)	—	—	(56,643)	(78,081)

Income (loss) from continuing operations before income taxes	37,803	(5,197)	(4,600)	(56,643)	(2,079)	(2,417)	(70,936)	(33,133)
Provision (benefit) for income taxes	13,612	(1,985)	(1,757)	(21,639)	—	(914)	(26,295)	(12,683)

	24,191	$(3,212)	$(2,843)	$(35,004)	$(2,079)	$(1,503)	$(44,641)	(20,450)

Noncontrolling interests	(4,828)							(4,828)

Net income (loss) attributable to Kindred	$19,363							$(25,278)

Diluted earnings (loss) per common share	$0.35							$(0.47)
Diluted shares used in computing earnings (loss) per common share	53,792							53,714

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

	Six months ended June 30, 2015
		Charges
	Before charges	Retirement and severance	Hospital and home health/hospice closings	Development project cancellation and other	Litigation contingency	Impairment charges	Gentiva pre-closing financing costs	Gentiva transaction and integration	Other transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$266,318	$—	$(565)	$(675)	$—	$—	$—	$—	$—	$(1,240)	$265,078

Kindred at Home:
Home health	119,715	—	(1,690)	—	—	—	—	—	—	(1,690)	118,025
Hospice	44,883	—	(2,166)	—	—	—	—	—	—	(2,166)	42,717

	164,598	—	(3,856)	—	—	—	—	—	—	(3,856)	160,742

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	89,095	—	—	—	—	—	—	—	—	—	89,095
RehabCare	31,174	(785)	—	—	—	—	—	—	—	(785)	30,389

	120,269	(785)	—	—	—	—	—	—	—	(785)	119,484

Nursing center division	77,424	—	—	(584)	—	—	—	—	—	(584)	76,840

Support center	(132,598)	(4,176)	—	—	—	—	—	—	—	(4,176)	(136,774)
Litigation contingency expense	—	—	—	—	(98,925)	—	—	—	—	(98,925)	(98,925)
Transaction costs	—	—	—	—	—	—	(6,005)	(90,940)	(2,973)	(99,918)	(99,918)
Impairment charges	—	—	—	—	—	(6,726)	—	—	—	(6,726)	(6,726)

Operating income (EBITDAR)	496,011	(4,961)	(4,421)	(1,259)	(98,925)	(6,726)	(6,005)	(90,940)	(2,973)	(216,210)	279,801
Rent	(186,727)	—	(671)	(352)	—	—	—	(792)	—	(1,815)	(188,542)

EBITDA	309,284	(4,961)	(5,092)	(1,611)	(98,925)	(6,726)	(6,005)	(91,732)	(2,973)	(218,025)	91,259
Depreciation and amortization	(77,560)	—	—	—	—	—	—	—	—	—	(77,560)
Interest, net	(100,486)	—	—	—	—	—	(17,431)	—	—	(17,431)	(117,917)

Income (loss) from continuing operations before income taxes	131,238	(4,961)	(5,092)	(1,611)	(98,925)	(6,726)	(23,436)	(91,732)	(2,973)	(235,456)	(104,218)
Provision (benefit) for income taxes	48,187	(1,977)	(2,030)	(642)	(1,564)	(2,681)	(9,341)	(32,107)	(1,185)	(51,527)	(3,340)

	83,051	$(2,984)	$(3,062)	$(969)	$(97,361)	$(4,045)	$(14,095)	$(59,625)	$(1,788)	$(183,929)	(100,878)

Noncontrolling interests	(20,582)										(20,582)

Net income (loss) attributable to Kindred	$62,469										$(121,460)

Diluted earnings (loss) per common share	$0.73										$(1.47)
Diluted shares used in computing earnings (loss) per common share	84,560										82,828

	Six months ended June 30, 2014
		Charges
	Before charges	Severance and other restructuring	Litigation contingency	Debt refinancing	Gentiva transaction	Other transaction	Total	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$271,495	$—	$—	$—	$—	$—	$—	$271,495

Kindred at Home:
Home health	8,614	(721)	—	—	—	—	(721)	7,893
Hospice	3,991	(122)	—	—	—	—	(122)	3,869

	12,605	(843)	—	—	—	—	(843)	11,762

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	51,452	(170)	—	—	—	—	(170)	51,282
RehabCare	37,879	(176)	—	—	—	—	(176)	37,703

	89,331	(346)	—	—	—	—	(346)	88,985

Nursing center division	76,186	(3,205)	—	—	—	—	(3,205)	72,981

Support center	(92,708)	(556)	—	—	—	—	(556)	(93,264)
Litigation contingency expense	—	—	(4,600)				(4,600)	(4,600)
Transaction costs	—	—	—	—	(2,079)	(3,100)	(5,179)	(5,179)

Operating income (EBITDAR)	356,909	(4,950)	(4,600)	—	(2,079)	(3,100)	(14,729)	342,180
Rent	(155,982)	(247)	—	—	—	—	(247)	(156,229)

EBITDA	200,927	(5,197)	(4,600)	—	(2,079)	(3,100)	(14,976)	185,951
Depreciation and amortization	(78,264)	—	—	—	—	—	—	(78,264)
Interest, net	(47,055)	—	—	(56,643)	—	—	(56,643)	(103,698)

Income from continuing operations before income taxes	75,608	(5,197)	(4,600)	(56,643)	(2,079)	(3,100)	(71,619)	3,989
Provision for income taxes	28,057	(1,988)	(1,760)	(21,669)	—	(1,128)	(26,545)	1,512

	47,551	$(3,209)	$(2,840)	$(34,974)	$(2,079)	$(1,972)	$(45,074)	2,477

Noncontrolling interests	(9,357)							(9,357)

Net income (loss) attributable to Kindred	$38,194							$(6,880)

Diluted earnings (loss) per common share	$0.70							$(0.13)
Diluted shares used in computing earnings (loss) per common share	53,255							53,180

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

	Three months ended March 31, 2015
		Charges
	Before charges	Retirement and severance	Home health and hospice closings	Development project cancellation and other	Litigation contingency	Impairment charges	Gentiva pre-closing financing costs	Gentiva transaction and integration	Other transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$134,786	$—	$—	$(675)	$—	$—	$—	$—	$—	$(675)	$134,111

Kindred at Home:
Home health	46,798	—	(1,102)	—	—	—	—	—	—	(1,102)	45,696
Hospice	16,996	—	(517)	—	—	—	—	—	—	(517)	16,479

	63,794	—	(1,619)	—	—	—	—	—	—	(1,619)	62,175

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	44,564	—	—	—	—	—	—	—	—	—	44,564
RehabCare	16,493	(785)	—	—	—	—	—	—	—	(785)	15,708

	61,057	(785)	—	—	—	—	—	—	—	(785)	60,272

Nursing center division	36,963	—	—	—	—	—	—	—	—	—	36,963

Support center	(62,389)	(4,176)	—	—	—	—	—	—	—	(4,176)	(66,565)
Litigation contingency expense	—	—	—	—	(95,000)	—	—	—	—	(95,000)	(95,000)
Transaction costs	—	—	—	—	—	—	(6,005)	(86,598)	(2,099)	(94,702)	(94,702)
Impairment charges	—	—	—	—	—	(6,726)	—	—	—	(6,726)	(6,726)

Operating income (EBITDAR)	234,211	(4,961)	(1,619)	(675)	(95,000)	(6,726)	(6,005)	(86,598)	(2,099)	(203,683)	30,528
Rent	(91,199)	—	—	(352)	—	—	—	(589)	—	(941)	(92,140)

EBITDA	143,012	(4,961)	(1,619)	(1,027)	(95,000)	(6,726)	(6,005)	(87,187)	(2,099)	(204,624)	(61,612)
Depreciation and amortization	(38,935)	—	—	—	—	—	—	—	—	—	(38,935)
Interest, net	(44,346)	—	—	—	—	—	(17,431)	—	—	(17,431)	(61,777)

Income (loss) from continuing operations before income taxes	59,731	(4,961)	(1,619)	(1,027)	(95,000)	(6,726)	(23,436)	(87,187)	(2,099)	(222,055)	(162,324)
Provision (benefit) for income taxes	22,466	(2,133)	(696)	(442)	—	(2,891)	(10,075)	(33,063)	(902)	(50,202)	(27,736)

	37,265	$(2,828)	$(923)	$(585)	$(95,000)	$(3,835)	$(13,361)	$(54,124)	$(1,197)	$(171,853)	(134,588)

Noncontrolling interests	(8,847)										(8,847)

Net income (loss) attributable to Kindred	$28,418										$(143,435)

Diluted earnings (loss) per common share	$0.34										$(1.80)
Diluted shares used in computing earnings (loss) per common share	82,422										79,575

	Three months ended March 31, 2014
		Charges
	Before charges	Transaction costs	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$139,505	$—	$139,505

Kindred at Home:
Home health	2,845	—	2,845
Hospice	1,852	—	1,852

	4,697	—	4,697

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	25,710	—	25,710
RehabCare	18,016	—	18,016

	43,726	—	43,726

Nursing center division	37,572	—	37,572

Support center	(44,456)	—	(44,456)
Transaction costs	—	(683)	(683)

Operating income (EBITDAR)	181,044	(683)	180,361
Rent	(78,530)	—	(78,530)

EBITDA	102,514	(683)	101,831
Depreciation and amortization	(39,092)	—	(39,092)
Interest, net	(25,617)	—	(25,617)

Income from continuing operations before income taxes	37,805	(683)	37,122
Provision for income taxes	14,445	(250)	14,195

	23,360	$(433)	22,927

Noncontrolling interests	(4,529)		(4,529)

Net income attributable to Kindred	$18,831		$18,398

Diluted earnings per common share	$0.35		$0.34
Diluted shares used in computing earnings per common share	52,711		52,711

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

	Three months ended September 30, 2014
		Charges
	Before charges	Severance and other restructuring	Customer bankruptcy	Gentiva transaction	Other transaction	Total	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$117,604	$(617)	$—	$—	$—	$(617)	$116,987

Kindred at Home:
Home health	5,961	(275)	—	—	—	(275)	5,686
Hospice	1,149	(46)	—	—	—	(46)	1,103

	7,110	(321)	—	—	—	(321)	6,789

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	24,887	—	(1,857)	—	—	(1,857)	23,030
RehabCare	17,080	162	—	—	—	162	17,242

	41,967	162	(1,857)	—	—	(1,695)	40,272

Nursing center division	35,920	(483)	—	—	—	(483)	35,437

Support center	(45,383)	(427)	—	—	—	(427)	(45,810)
Transaction costs	—	—	—	(3,200)	(914)	(4,114)	(4,114)

Operating income (EBITDAR)	157,218	(1,686)	(1,857)	(3,200)	(914)	(7,657)	149,561
Rent	(77,643)	—	—	—	—	—	(77,643)

EBITDA	79,575	(1,686)	(1,857)	(3,200)	(914)	(7,657)	71,918
Depreciation and amortization	(38,748)	—	—	—	—	—	(38,748)
Interest, net	(22,171)	—	—	—	—	—	(22,171)

Income from continuing operations before income taxes	18,656	(1,686)	(1,857)	(3,200)	(914)	(7,657)	10,999
Provision for income taxes	6,168	(923)	(1,017)	(69)	(382)	(2,391)	3,777

	12,488	$(763)	$(840)	$(3,131)	$(532)	$(5,266)	7,222

Noncontrolling interests	(4,372)						(4,372)

Net income attributable to Kindred	$8,116						$2,850

Diluted earnings per common share	$0.13						$0.04
Diluted shares used in computing earnings per common share	62,902						62,902

	Three months ended December 31, 2014
		Charges
	Before charges	Severance and other restructuring	LTAC criteria consulting	Gentiva pre-closing financing	Gentiva transaction	Other transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$134,791	$(318)	$—	$—	$—	$—	$(318)	$134,473

Kindred at Home:
Home health	7,398	(828)	—	—	—	—	(828)	6,570
Hospice	524	(106)	—	—	—	—	(106)	418

	7,922	(934)	—	—	—	—	(934)	6,988

Kindred Rehabilitation Services:
Kindred Hospital Rehabilitation Services	23,884	—	—	—	—	—	—	23,884
RehabCare	16,029	—	—	—	—	—	—	16,029

	39,913	—	—	—	—	—	—	39,913

Nursing center division	38,810	(500)	—	—	—	—	(500)	38,310

Support center	(51,348)	(10,193)	(2,460)	—	—	—	(12,653)	(64,001)
Transaction costs	—	—	—	—	(5,545)	(3,145)	(8,690)	(8,690)

Operating income (EBITDAR)	170,088	(11,945)	(2,460)	—	(5,545)	(3,145)	(23,095)	146,993
Rent	(79,167)	—	—	—	—	—	—	(79,167)

EBITDA	90,921	(11,945)	(2,460)	—	(5,545)	(3,145)	(23,095)	67,826
Depreciation and amortization	(38,558)	—	—	—	—	—	—	(38,558)
Interest, net	(21,857)	—	—	(17,041)	—	—	(17,041)	(38,898)

Income (loss) from continuing operations before income taxes	30,506	(11,945)	(2,460)	(17,041)	(5,545)	(3,145)	(40,136)	(9,630)
Provision (benefit) for income taxes	8,471	(4,251)	(875)	(5,975)	(1,514)	(683)	(13,298)	(4,827)

	22,035	$(7,694)	$(1,585)	$(11,066)	$(4,031)	$(2,462)	$(26,838)	(4,803)

Noncontrolling interests	(5,143)							(5,143)

Net income (loss) attributable to Kindred	$16,892							$(9,946)

Diluted earnings (loss) per common share	$0.26							$(0.15)
Diluted shares used in computing earnings (loss) per common share	63,163							65,135

– MORE –

Kindred Healthcare Announces Second Quarter 2015 Results

August 5, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands, except per share amounts and statistics)

The Company recognizes that operating cash flows and free cash flows excluding certain items, which the Company refers to as core operating cash flows and core free cash flows, are non-GAAP measurements and are not intended to replace the presentation of the Company’s cash flows in accordance with GAAP. The Company believes that these non-GAAP measurements provide important information to investors related to the amount of discretionary cash flows that are available for other investing and financing activities. In addition, management uses operating cash flows and free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses.

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

Reconciliation of net cash flows provided by (used in) operating activities to free cash flows:
Net cash flows provided by (used in) operating activities	$100,379	($49,963)	($39,223)	($65,717)
Adjustments to remove certain payments (including payments made for discontinued operations) included in net cash flows provided by (used in) operating activities:
Transaction, severance, retirement and retention	14,509	5,367	96,849	9,554
Ventas, Inc. lease termination fee	—	—	40,000	—
Capitalized lender fees related to debt refinancing	—	19,125	28,012	19,125
Other debt refinancing costs (expensed)	—	40,373	27,001	40,373
Lease cancellation charges	—	—	353	—
Litigation	16,575	700	16,575	25,850

	31,084	65,565	208,790	94,902

Net cash flows provided by operating activities excluding certain items before income tax benefit of certain payments	131,463	15,602	169,567	29,185
Benefit of reduced income tax payments resulting from certain payments	(33,754)	(14,604)	(33,754)	(14,604)

Net cash flows provided by operating activities excluding certain items (core operating cash flows)	97,709	998	135,813	14,581

Less routine capital expenditures	(24,500)	(24,485)	(45,269)	(46,162)

Free cash flows excluding certain items (core free cash flows)	$73,209	($23,487)	$90,544	($31,581)

– END –